Liquidity (Details)	12 Months Ended
Dec. 31, 2023
Liquidity [Abstract]
Bitcoin issued, description	A BTC Halving is scheduled to occur once every 210,000 blocks, or roughly every four years, until the total amount of BTC rewards issued reaches 21 million, which is expected to occur around 2140. The next BTC Halving is expected to occur in April 2024, at which time BTC block rewards will decrease from 6.25 BTC per block to 3.125 BTC per block. Once 21 million BTC are generated on or about the year 2140, the network will stop producing more BTC, and the industry will then need to rely on transaction fees and/or other sources of revenue. While BTC prices have had a history of significant fluctuations around BTC Halving events, there is no guarantee that the price change will be favorable or would compensate for the reduction in Mining rewards and the compensation from Mining Pools.